Exhibit 99.1

Introduction:

Please take some time to read through the disclaimer in relation to the announcement we made this morning. There are forward looking statements made in the disclosure, but please understand that the company is not intending to make any promises with these statements.

Portion of the Analyst Meeting Discussing the Proposed Transaction by Ryo Kubota:

Finally I would like to explain about our announcement “Proposed Conversion of Japanese Subsidiary into the Holding Company of Acucela Inc. through Triangular Merger, Application for Listing of Shares as a Domestic Company.”

The reason for this inversion (triangular merger) is primarily to increase shareholder value of the Company (“Acucela Inc.”). We acknowledge that there has been a recent increase in interest by investors with our business, but I still feel that relative to domestic Japanese companies, the information available to investors are limited. For example, we do not have the same representation in Shikiho and Kaisha Jyoho. I believe that by becoming a Japan domiciled company, information on us will be more accessible to investors.

Please note that there will be no impact on our Seattle operation. Seattle will continue to be the main hub for R&D and clinical development, and majority of our corporate staff will remain in the Seattle office.

Triangular merger will hopefully allow increases in demand by institutional investors and increases in the possibility of coverage by equity analysts.

We are hoping that all of this will have a positive impact on our equity value.

The triangular merger may seem complicated, but simply speaking, it is similar to an M&A deal, but executed within the company itself with the goal to be domiciled in Japan. The aim is to incorporate in Japan, with which we expect to satisfy various criteria to list on the TSE.

Please also note that this inversion is a complex transaction and will require further legal, accounting and tax evaluation, and, an approval by our shareholders at the Annual Shareholder Meeting. The announcement was made on the assumption that we will clarify questions and clear issues, however, please acknowledge that the Company does not make promises related to the inversion itself, or, schedules outlined in this presentation.

Cautionary Statement Regarding Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, including with respect to the ability of Acucela Inc. (the “Company”) to consummate the inversion; the ability of Acucela Japan KK (“Acucela Japan”) to obtain approval for listing on the Mothers market of the Tokyo Stock Exchange; the ability to realize the expected benefits of the inversion; the expected costs relating to the inversion, which could be greater than expected; the ability of the Company and Acucela Japan to meet the conditions to closing of the inversion; and interpretations of tax law, tax treaties or tax regulations or enforcements thereof. Such forward-looking statements typically can be identified by the use of words such as “expect,” “estimate,” “anticipate,” “forecast,” “intend,” “project,” “target,” “plan,” “believe” and similar terms and expressions. Forward-looking statements are based on current expectations and assumptions. Although the Company believes that its expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct, and actual results may vary materially. For example, (1) the Company may be unable to obtain the shareholder approval required for the inversion; (2) the Company may abandon the inversion; (3) conditions to the closing of the inversion may not be satisfied; (4) problems may arise in connection with the relocation of the Company’s headquarters to Japan, which may result in less effective or efficient operations; (5) the inversion may involve unexpected costs, unexpected liabilities or unexpected delays; (6) the Company’s business may suffer as a result of uncertainty surrounding the inversion; (7) the Company may not realize the anticipated benefits of the inversion; (8) the inversion may negatively impact the Company’s relationships, including with employees, suppliers, collaborators, competitors and investors; (9) the inversion may result in negative publicity affecting the Company’s business and the price of the Company’s common stock; (10) the inversion may have negative tax consequences to the Company and holders of the Company’s common stock and (11) the Company may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the business of the Company described in the “Risk Factors” section of its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by the Company from time to time with the SEC, as well as the risks and uncertainties described in the “Risk Factors” section of the Registration Statement on Form S-4 (the “Form S-4”) filed by Acucela Japan with the SEC on March 30, 2016 in connection with the inversion. The Form S-4 has not yet become effective. All forward-looking statements included in this document are based upon information available to the Company on the date hereof, and the Company does not assume any obligation to update or revise any such forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances reflected in those statements will be achieved or will occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Except as required by law, we do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. You should read the documents we have filed with the SEC for more complete information about the Company. These documents are available on both the EDGAR section of the SEC’s website at www.sec.gov and the Investor Relations section of the Company’s website at ir.acucela.com.

Additional Information and Where to Find it

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The inversion will be submitted to the shareholders of the Company for their consideration. Acucela Japan filed the Form S-4 with the SEC on

March 30, 2016 that includes a preliminary prospectus of Acucela Japan and a preliminary proxy statement of the Company, and each of Acucela Japan and the Company also plan to file other relevant documents with the SEC regarding the inversion. A definitive proxy statement/prospectus will be mailed to the shareholders of the Company once the Form S-4 has been declared effective by the SEC. INVESTORS AND SECURITY HOLDERS OF ACUCELA INC. ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) CAREFULLY AS WELL AS ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ACUCELA JAPAN, ACUCELA INC. AND THE INVERSION. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when available) filed and to be filed with the SEC from the SEC’s web site at www.sec.gov or at the Company’s web site at ir.acucela.com. Investors and security holders may also read and copy any reports, statements and other information filed by Acucela Inc. or Acucela Japan, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Investors and security holders may also obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, Acucela Inc., 1301 Second Avenue, Suite 4200, Seattle, WA 98101, telephone (206) 805-8300.

Participants in the Merger Solicitation

Acucela Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Proposed Transaction. Information about these persons is set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC on March 11, 2016, and is included in the Form S-4 and in any documents subsequently filed by its directors and officers under the Securities Exchange Act of 1934, as amended. These documents can be obtained free of charge from the sources indicated above. Investors and security holders may obtain additional information regarding the interests of such persons, which may be different from those of the Company’s shareholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the Proposed Transaction to be filed with the SEC when they become available.